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SERIES B PREFERRED STOCK PURCHASE AGREEMENT
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                          ONLINE SPECIALTY RETAILING, INC.

                    SERIES B PREFERRED STOCK PURCHASE AGREEMENT


This Agreement is made as of March 18, 1999, by and among Online Specialty Retailing, Inc., a Washington corporation (the "Company"), with its principal office at 2030 First Avenue, Third Floor, Seattle, Washington 98121, and the investors listed on the Schedule of Purchasers attached as EXHIBIT 1.2 (the "Purchasers").

The Company and the Purchasers hereby agree as follows:

                 1.   AUTHORIZATION AND SALE OF PREFERRED STOCK

  1.1. AUTHORIZATION. The Company will authorize the sale and issuance of up to 766,667 shares of its Series B Preferred Stock ("Series B Preferred"), having the rights, restrictions, privileges and preferences as set forth in the Certificate of Designation, substantially in the form attached hereto as EXHIBIT 1.1 (the "Certificate of Designation"). The Series B Preferred to be sold pursuant to this Agreement shall be referred to as the "Shares."

  1.2. SALE OF SERIES B PREFERRED. Subject to the terms and conditions hereof, the Company will issue and sell to the Purchasers, and the Purchasers will buy from the Company, the number of Shares set forth opposite each Purchaser's name on the Schedule of Purchasers attached hereto as EXHIBIT 1.2, at a purchase price of $3.00 per Share. The Company's agreements with each of the Purchasers are separate agreements, and the sales of the Shares to each of the Purchasers are separate sales.

                      2.   CLOSING DATE; DELIVERY

  2.1. CLOSING DATE. The initial closing of the purchase and sale of the Shares hereunder (the "Initial Closing") shall be held following the receipt by the Company of subscriptions for at least 200,000 Shares (the date of such Initial Closing being referred to as the "Initial Closing Date"). The place of the Initial Closing shall be at the offices of Heller Ehrman White & McAuliffe, 6100 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104, or such other place as the Purchasers and the Company shall agree.

  2.2. SUBSEQUENT CLOSINGS. At any time on or prior to December 31, 1999 the Company may sell, in one or more transactions, up to the balance of the Shares authorized to be sold pursuant to this Agreement and not sold at the Initial Closing (a "Subsequent Closing"). The date of any such Subsequent Closing shall be referred to herein as a "Subsequent Closing Date." Any sale of Shares at a Subsequent Closing shall be on the same terms and conditions set forth in this Agreement by execution of this Agreement by the Purchasers of Shares in such Subsequent Closing. Purchasers of Shares sold pursuant to this subsection 2.2 who execute this Agreement as Purchasers shall be deemed to be "Purchasers" for all purposes under this Agreement. In connection with any Subsequent Closing, the Company may add the names of additional Purchasers to EXHIBIT 1.2, without any action on the part of the Purchasers in the previous Closings.

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  2.3.  DELIVERY.  At the Initial Closing or any Subsequent Closing, as the
        case may be, subject to the terms and conditions set forth in this Agreement, the Company will deliver to each Purchaser a certificate representing the number of Shares to be purchased by that Purchaser at such Closing (which is set forth opposite that Purchaser's name on the Schedule of Purchasers) against payment of the purchase price therefor (which is set forth opposite that Purchaser's name on the Schedule of Purchasers) by check or wire transfer payable to the Company.

              3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth on the Schedule of Exceptions attached hereto as EXHIBIT 3, (the "Schedule of Exceptions") or as otherwise expressly contemplated by this Agreement, as of the Initial Closing Date, and as of each Subsequent Closing Date, the Company hereby represents and warrants to each Purchaser as follows:

  3.1. ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington. The Company has requisite corporate power to own and operate its properties and assets and to carry on its business as presently conducted and as presently proposed to be conducted.

  3.2. CORPORATE POWER. The Company has all requisite legal and corporate power to execute and deliver this Agreement and all agreements to be executed and delivered by the Company pursuant to the terms of this Agreement (collectively, the "Ancillary Agreements") to sell and issue the Shares hereunder, to issue the Common Stock issuable upon conversion of the Shares, and to carry out and perform its obligations under the terms of this Agreement and the Ancillary Agreements.

  3.3. AUTHORIZATION. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the Ancillary Agreements by the Company, the authorization, sale, issuance and delivery of the Shares (and the Common Stock issuable upon conversion of the Shares) and the performance of the Company's obligations under this Agreement and under the Ancillary Agreements has been taken. Subject to satisfaction of the conditions set forth in Sections 5 below, this Agreement and the Ancillary Agreements, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as rights to indemnity and contribution thereunder may be limited by applicable law and public policy and subject (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights and (ii) to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

  3.4. CAPITALIZATION. At the time of the Initial Closing, the authorized capital stock of the Company will consist of 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, 1,142,857 shares of which are designated "Series A Preferred Stock" and 1,000,000 shares of which will, upon filing of the Certificate of Designation with the Secretary of State of the State of Washington, be designated Series B Preferred. Without giving effect to the issuance of the Shares to be issued under this Agreement at the Initial Closing or any Subsequent Closing, 1,579,164 shares of Common Stock,

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        1,142,857 shares of  Series A Preferred Stock and no shares of Series
        B Preferred Stock will be issued and outstanding. Upon the payment for and issuance of the Shares in accordance with the terms and conditions of this Agreement, the Ancillary Agreements and the Certificate of Designation, all issued and outstanding shares of capital stock of the Company will be duly authorized, validly issued, fully paid and nonassessable. The Company has reserved (i) 766,667 shares of Series B Preferred for issuance hereunder, (ii) sufficient shares of Common Stock for issuance upon conversion of the Shares, which upon issuance and delivery in accordance with this Agreement and the Certificate of Designation, will be duly authorized, validly issued, fully paid and nonassessable, (iii) sufficient shares of Common Stock for issuance upon conversion of the Series A Preferred Stock, and (iv) 1,000,000 shares of Common Stock issuable at any time to employees, officers, directors, consultants and advisors of the Company pursuant the Company's 1997 Stock Incentive Plan (the "Incentive Plan"). The Series B Preferred shall have the rights, preferences, privileges and restrictions set forth in the Certificate of Designation.

  3.5. FINANCIAL STATEMENTS. The Company has provided to each Purchaser an unaudited preliminary estimated balance sheet as of December 31, 1998 and unaudited preliminary estimated statements of operations, stockholders' equity and cash flows for the year then ended (the "Financial Statements").

  3.6. PATENTS, TRADEMARKS, ETC. The Company owns or has sufficient legal right to use all patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets, information and other proprietary rights necessary to conduct its business as now conducted and as presently proposed to be conducted (the "Intellectual Properties") and, the Company has not received any communications alleging that the Company has violated, infringed upon or otherwise acted adverse to, or, by conducting its business (as now conducted and as presently proposed to be conducted) would violate, infringe upon or otherwise be adverse to any patent, trademark, service mark, trade name, copyright or trade secret or other proprietary right of any other person or entity.

  3.7. COMPLIANCE WITH AGREEMENTS AND LAWS. The Company is not in violation or default in any material respect of any term or provision of any material mortgage, indenture, contract, agreement or instrument to which it is a party or by which it is bound or of any judgment, order, writ or decree applicable to it and, to its knowledge, is not in violation of any order, statute, rule or regulation applicable to the Company, which violation reasonably would be expected to have a material adverse effect on the Company's business, assets, liabilities, financial condition or operations. The execution, delivery and performance of and compliance with this Agreement and the Ancillary Agreements, and the issuance of the Shares and the Common Stock issuable upon conversion of the Shares, will not, with or without the passage of time or giving notice, result in any violation of, or conflict with, or constitute a default under, or result in the creation of, any material mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company, or the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Company, its business or operation, or any of its assets or properties.

  3.8. LITIGATION. There are no actions, suits, proceedings or investigations pending against the Company or its properties before any court or governmental agency (nor, to the


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        Company's knowledge, is there any written threat thereof), which, either individually or in the aggregate, reasonably would be expected to result in any material adverse change in the business or financial condition of the Company or any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as presently proposed to be conducted, or in any material liability on the part of the Company.

          4.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

Each Purchaser hereby represents and warrants to the Company and agrees with respect to his, her or its purchase of the Shares as follows:

  4.1. AUTHORIZATION. All acts and conditions necessary for the authorization, execution, delivery and consummation by such Purchaser of this Agreement and the Ancillary Agreements and the transactions contemplated herein and therein have been taken, performed and obtained. This Agreement and the Ancillary Agreements constitute valid and legally binding obligations of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, except as rights to indemnity and contribution thereunder may be limited by applicable law and public policy and subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium and other laws of general applicability relating to or affecting creditors' rights and (ii) to general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.

  4.2.  INVESTMENT REPRESENTATIONS AND COVENANTS OF THE PURCHASERS.

        4.2.1. Each Purchaser acknowledges that this Agreement is made by the Company with such Purchaser in reliance upon such Purchaser's representations and covenants made in this
                 Section 4. Each Purchaser represents that the Shares to be received will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. Each Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares or any Common Stock acquired on conversion or exercise thereof (collectively, "Restricted Securities ").

        4.2.2. Each Purchaser understands and acknowledges that the offering of the Shares pursuant to this Agreement will not, and any issuance of Common Stock on conversion of the Shares will not, be registered under the Securities Act or under the securities laws of any jurisdiction, on the ground that the sale provided for in this Agreement and the issuance of such securities hereunder is exempt pursuant to Section 4(2) of the Securities Act, and similar provisions of applicable state securities laws and that the Company's reliance on such exemptions is predicated on the accuracy of the Purchasers' representations set forth herein.


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        4.2.3.   Each Purchaser covenants that in no event will he, she or it make any disposition of any Restricted Securities, except in accordance with applicable federal and state securities laws.

        4.2.4. Each Purchaser represents that such Purchaser is experienced in evaluating developmental stage companies such as the Company, is able to fend for himself, herself or itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of its prospective investment in the Company, and has the ability to bear the economic risks of the investment (including possible complete loss of such investment) for an indefinite period of time. Each Purchaser which is not an individual confirms that it was not organized for the purpose of acquiring the Restricted Securities.

        4.2.5. Each Purchaser acknowledges and understands that the Restricted Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and that, except as otherwise provided in the Investors' Rights Agreement, the Company is under no obligation to register the Restricted Securities.

        4.2.6. Each Purchaser acknowledges that in the event the applicable requirements of Rule 144 under the Securities Act ("Rule 144") are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of the Restricted Securities. Each Purchaser understands that although Rule 144 is not exclusive, the Securities and Exchange Commission (the "Commission") has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

        4.2.7. Each Purchaser agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail and, if the Company reasonably so requests, shall be accompanied at such holder's expense by an opinion of legal counsel which shall be reasonably satisfactory to the Company, which opinion shall be addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company.


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        4.2.8.   Each Purchaser represents that one or more of the following criteria are applicable to such Purchaser:

            (i) The Purchaser is a natural person who has a net worth or joint net worth with the Purchaser's spouse exceeding $1,000,000 at the time of purchase; or

            (ii) The Purchaser is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects reaching the same income level in the current year; or

           (iii) The Purchaser is either (a) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of such Act, (b) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or
                 (d) of the Small Business Investment Act of 1958 or (c) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

            (iv) The Purchaser is a corporation, partnership, not-for-profit organization or entity exempt from income tax under Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000; or

            (v) The Purchaser is a corporation, partnership or trust and each and every equity owner of such entity meets the qualifications set forth in subsection (i), (ii), (iii) or
                 (iv) of this SECTION 4.2.8.

        4.2.9. Each Purchaser represents that such Purchaser is a resident of, or if not an individual, has its principal place of business in, the state set forth below the Purchaser's name on the signature pages hereto.

  4.3. LEGEND ON CERTIFICATES. Each Purchaser consents to the placement of a legend on the certificates for the Shares, and any shares of Common Stock issued on the conversion of the Shares, in substantially the following form:

                 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY OTHER STATE SECURITIES LAWS.



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  4.4.  NO PUBLIC MARKET.  Each Purchaser understands that no public market now exists for any of the securities issued by the Company and that it is unlikely that a public market will ever exist for the Shares.

  4.5. RECEIPT OF INFORMATION. Each Purchaser has received and reviewed this Agreement (including exhibits), the Ancillary Agreements, the Financial Statements, and the business plan of the Company dated February, 1999 (the "Business Plan") and each Purchaser and such Purchaser's attorney, accountant and other advisers have had access to, and an opportunity to review, all corporate books, financial statements, records, contracts, documents and other materials concerning the Company (to the extent such exists), and its offices and facilities; and have been given an opportunity to ask any and all questions of, and receive answers from, the Company's officers, employees, agents, accountants and representatives concerning the Company's proposed business, operations, financial condition, assets, liabilities, the terms and conditions of the offering and other relevant matters as they have deemed necessary or appropriate to verify the accuracy of the information provided and to evaluate the suitability of an investment in the Shares; and, in evaluating the suitability of an investment in the Shares they have not relied upon any representations or other information (whether oral or written) other than as set forth in the documents and answers referred to above. Each of the Purchasers further represents and acknowledges that such Purchaser has been solely responsible for his, her or its own "due diligence" investigation of the Company and its management and business, for his, her or its own analysis of the merits and risks of this investment, and for his, her or its own analysis of the fairness and desirability of the terms of the investment, that in taking any action or performing any role relative to the arranging of the proposed investment, each of the other Purchasers has acted solely in his, her or its own interest, and that none of the Purchasers (or any of their agents or employees) has acted as an agent, employee, partner or fiduciary of any other Purchaser, or as an agent of the Company, or as an issuer, underwriter, broker, dealer or investment adviser relative to any security involved in this investment.

  4.6. BROKERS OR FINDERS. Each Purchaser has not incurred, and will not incur directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby. Each Purchaser hereby agrees to indemnify the Company for any claims, losses, and expenses incurred by the Company as a result of the representation in this Section 4.6 being untrue.

  4.7. COMPANY INFORMATION. Each Purchaser acknowledges that the information regarding the Company disclosed to such Purchaser and the information provided to such Purchaser pursuant to this Agreement, Ancillary Agreements and the Business Plan is confidential and/or proprietary to the Company (the "Confidential Information"). Each Purchaser agrees not to disclose Confidential Information to any third parties and to keep the Confidential Information confidential, using the same standard of care in safeguarding the Confidential Information as a prudent business person would employ in protecting its own proprietary information which it desires not to disseminate or publish. Each Purchaser will instruct such Purchaser's directors, officers, employees, and representatives to so keep such Confidential Information confidential. Confidential Information does not include information, technical data or know-how which (a) is in


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        such Purchaser's possession at the time of disclosure to the such
        Purchaser as shown by such Purchaser's files and records immediately prior to the time of disclosure; (b) before or after it has been disclosed to such Purchaser, is part of the public knowledge or literature, not as a result of any action or inaction of such Purchaser; (c) is independently developed by such Purchaser, as properly documented by such Purchaser; or (d) is approved for release by written authorization of Company.

                   5.   CONDITIONS TO CLOSING OF PURCHASERS

The Purchasers' obligations to purchase the Shares at the Initial Closing, or any Subsequent Closing, as the case may be, are, at the option of each Purchaser, subject to the fulfillment on or prior to the Initial Closing Date, or any Subsequent Closing Date at which such Shares are purchased, of the following conditions:

  5.1. REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 shall be true and correct on the Initial Closing Date or any Subsequent Closing Date, as the case may be, with the same force and effect as if they had been made on and as of said date, except for representations and warranties made as of a specific date, which shall be true and correct as of such date.

  5.2. FILING OF CERTIFICATE OF DESIGNATION. The Certificate of Designation shall have been duly filed with the Secretary of State of the State of Washington.

  5.3. INVESTORS' RIGHTS AGREEMENT. The Company, each other party to the Company's existing Investors' Rights Agreement dated July 17, 1998, and each Purchaser shall have executed the Amended and Restated Investors' Rights Agreement in substantially the form attached hereto as EXHIBIT 5.3 (the "Investors' Rights Agreement")..

                    6.   CONDITIONS TO CLOSING BY COMPANY

The Company's obligation to sell and issue the Shares at the Initial Closing or any Subsequent Closing, as the case may be, is, at the option of the Company, subject to the fulfillment on or prior to the Initial Closing Date, or any Subsequent Closing Date at which such Share are sold, of the following conditions:

  6.1. REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties of each Purchaser made in Section 4 shall be true and correct when made, and shall be true and correct on the Initial Closing Date or any Subsequent Closing Date, as the case may be, with the same force and effect as though such representations and warranties had been made as of such Closing Date.

  6.2. OTHER CONDITIONS. The conditions set forth at Section 5.2 shall have been satisfied.

  6.3. PAYMENT OF PURCHASE PRICE. Each Purchaser shall have delivered to the Company in accordance with Section 2.3 the purchase price specified in Section 1.2.

  6.4. PERFORMANCE. Each Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Initial Closing Date or any Subsequent Closing Date, as the case may be.



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                               7.   MISCELLANEOUS

  7.1. NOTICES, ETC. Any notice given under this Agreement shall be in writing and delivered in person, via facsimile machine, sent by documented overnight delivery service, or mailed by certified or registered mail, postage prepaid, to the appropriate party or parties at the addresses referenced below, or to such other address as the parties may hereinafter designate. Unless otherwise specified in this Agreement, all such notices and other written communications shall be effective (and considered received for the purposes of this Agreement) (a) if delivered in person, upon delivery, (b) if by facsimile machine during normal business hours upon transmission with confirmation of receipt by the receiving party's facsimile terminal and if not sent during normal business hours, then on the next business day, (c) if sent by documented overnight delivery service, on the date delivered, or (d) if mailed, three (3) days after mailing. Notices shall be sent (i) if to a Purchaser, at such Purchaser's address set forth in this Agreement, or at such other address as such Purchaser shall have furnished to the Company in writing, or (ii) if to the Company, one copy should be sent to its address set forth on the first page of this Agreement, or at such other address as the Company shall have furnished to the Purchasers, and addressed to the attention of Benjamin C. Nourse, and one copy shall be sent to Heller Ehrman White & McAuliffe, 6100 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104, Attn: Thomas S. Hodge.

  7.2. GOVERNING LAW AND VENUE. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Washington (without giving effect to any choice or conflict of law provision or rule, whether of the State of Washington or any other jurisdiction, that would cause the application of the laws of any jurisdiction other than the State of Washington). The venue of any arbitration or action brought on or in connection with this Agreement shall be in King County, Washington.

  7.3. CONSENT TO JURISDICTION. The parties hereto irrevocably submit to the jurisdiction of any Washington state or federal court sitting in Seattle in any action or proceeding arising out of or relating to this Agreement, and agree that all claims in respect of such action or proceeding may be heard and determined in such Washington state or federal court. Each party hereby waives, to the fullest extent it may effectively do so, the defense of any inconvenient forum to the maintenance of such action or proceeding. The parties agree that a final judgment in any action or proceeding shall be conclusive and may be enforced in any other manner provided by law.

  7.4. COSTS AND ATTORNEY'S FEES. If any action at law or equity is necessary to enforce or interpret the terms of this Agreement, the mostly prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled, including any such fees, costs and necessary disbursements incurred in any appellate proceeding.

  7.5. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto; provided, however, that, except as otherwise provided herein, the rights of a Purchaser to purchase Shares shall not be assignable without the written consent of the Company.



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

SERIES B PREFERRED STOCK PURCHASE AGREEMENT
--------------------------------------------------------------------------------

  7.6. THIRD PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any person or entity other than the parties and their respective successors and permitted assigns.

  7.7. ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Ancillary Agreements, the Certificate of Designation and the other documents delivered pursuant to those agreements constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof, and supersede all prior agreements, contracts or understandings with respect to the subject matter hereof. This Agreement may be amended or modified, and the obligations of the Company under Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only upon the written consent of the Company and holders of a majority of the Shares (treated as if converted and including any Common Stock into which the Shares have been converted that have not been sold to the public); any such amendment, modification or waiver shall be binding on the Company, all holders of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible) and each future holder of any such securities. The foregoing notwithstanding, this Agreement and any term hereof may be amended, waived, discharged or terminated by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

  7.8. INTERPRETATION AND FAIR CONSTRUCTION. This Agreement has been reviewed and approved by each of the parties. If it should be determined that any provision of this Agreement is uncertain or ambiguous, the language in all parts of this Agreement shall be in all cases construed as a whole according to its fair meaning and not strictly construed for or against either the Company or the Purchasers.

  7.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

  7.10. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.


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

SERIES B PREFERRED STOCK PURCHASE AGREEMENT
--------------------------------------------------------------------------------

The foregoing Series B Preferred Stock Purchase Agreement is hereby executed.


COMPANY:
ONLINE SPECIALTY RETAILING, INC.


By: ------------------------------
     Benjamin C. Nourse, Chairman


PURCHASER(S):


----------------------------------------
Signature
Social Security or Tax ID Number:-------


----------------------------------------
Signature
Social Security or Tax ID Number:-------


Name (as it will appear on share certificate):

Full Mailing Address:


Fax:

Telephone:

E-mail address:



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

SERIES B PREFERRED STOCK PURCHASE AGREEMENT
--------------------------------------------------------------------------------

                              Investor List

PURCHASER                                         NO. OF SHARES PURCHASED
---------                                         -----------------------
Benjamin C. Nourse                                          5,000

Ralph K. Davies Trust FBO                                   66,666
Stockton Rush III

David E. Wyman and Ann McCall                               33,333
Wyman (WYNOT Investments)

David Uvelli and Suzanne Uvelli-Spencer                     5,000

Daniel D. Syrdal                                            3,333

R. Stockton Rush                                            16,666

Robert M. Arnold                                            33,333

D. E. Skinner Trust                                         66,666

Barrett Gilman & Ziker Investment                           19,194
Partnership (1999)

Charles A. Lyford and Laurie Lyford                         33,000

John W. P. Holt                                             1,334

Scott F. Wilson                                             33,333

Les and Linda Berthy                                        50,000

Daniel A. Odell and Gayle T. Odell                          20,000
TTEES UTD dated 8/21/98

Harman K. Wales                                             8,333

John and Christina Jacobs                                   3,333

Fraser Black and Deirdre Black, Tenants in Common           6,666

Teutsch Partners Profit Sharing Plan                        8,333

Sara B. Clair                                               17,000

Furman C. Moseley and Susan R. Moseley,                    100,000
Tenants in Common

The Hambrecht 1980 Revocable Trust                          58,333

WR Hambrecht & Co., LLC                                     58,333

Geoffrey T. Barker                                           8,333

Ralph and Lisa Pascualy                                     16,666

William and Emily Heston                                     8,333

Erin and William Cuff, IV                                    5,000

Donald J. Schade                                            20,000

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May 1998                                                             Page  12